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                                                                   EXHIBIT 10.21

This Indenture, dated May 22, 2001.

         WITNESSETH: That Research Boulevard Partnership, (the Landlord), hereby leases unto R. E. Stafford, Inc, d.b.a. Colo Solutions having its principal place of business at P0 Box 411570, Melbourne, Florida 32941-1570__ (the Tenant) and the Tenant accepts from Landlord the leased premises (125 N. MARKET, Suite 210, WICHITA KANSAS 67202) containing approximately 1,224 rentable square feet as defined by BOMA standards outlined on the floorplan(s) attached hereto as Exhibit A, (the Premises), in the building known as The KSB Building located at 123-125 North Market, Wichita Kansas, 67201 (the Building) (said Building, together with the land on which it is located and all other improvements thereon being called the Property), for the term, the rent, and subject to the conditions and covenants hereinafter provided.

         The term of this lease shall commence on June 8, 2001, and shall end on June 7, 2005 or 48 months from the date possession is tendered to Tenant, unless sooner terminated as provided herein, to be occupied and used by the Tenant for general offices and for no other purposes whatsoever. No easement for light or air is included in the Premises.

In consideration thereof, the parties covenant and agree as follows:

1.  RENT

         (a) Tenant shall pay to the Landlord as Base Rent, in legal tender at the Landlord's Agent's office of KEY MANAGEMENT COMPANY, 125 N. MARKET, SUITE 1510, WICHITA, KANSAS 67202, or as directed from time to time by Landlord's notice the annual sum of SEVENTEEN THOUSAND ONE HUNDRED THIRTY SIX DOLLARS AND NO/100 ($17,136.00), payable in equal monthly payments of ONE THOUSAND FOUR HUNDRED TWENTY EIGHT DOLLARS AND NO/100 ($1,428.00) in advance promptly on the first day of every calendar month of the term, except for the first month's rent which is due and payable on execution, and prorata, in advance, for any partial month, without demand, the same being hereby waived and without any set-off or deduction whatsoever. Interest at the per annum rate of 10% will be charged retroactive to the first day of the month for rents not paid by the tenth (10th) of the calendar month. No payment by Tenant or receipt by Landlord of a lesser amount than the monthly installments of Rent (herein defined) herein stipulated shall be deemed to be other than on account of the earliest stipulated Rent nor shall any endorsement or statement on any check or any letter accompanying any check or payment as Rent be deemed an accord and satisfaction, and Landlord may accept such check for payment without prejudice to Landlord's right to recover the balance of such Rent or to pursue any other rent provided in this lease.

         (b) The annual Base Rent payable pursuant to Paragraph (a) shall be increased by Taxes and Operating Expenses in excess of the Fixed Amount as defined in Paragraph 1(c). The Base Rent, as so increased, together with any and all other charges due Landlord from Tenant pursuant to the terms of this Lease, is hereinafter called the "Rent". Certain terms are defined as follows:

         Tenant's Share: The amount of Tenant's prorata share of the increase in Taxes and Operating Expenses in excess of the fixed amount during each calendar year. Tenant's prorata share of such increase is agreed to be .39% (rentable area leased/total building rentable area).

         Taxes: (i) All real estate taxes, including State equalization factor if any, payable (adjusted after protest or litigation, if any) for any part of the term of this Lease, exclusive of penalties or discounts, on the Property,
(ii) any taxes which shall be levied in lieu of any such taxes on the gross rentals of the Property, (iii) any special assessments against the Property which shall be required to be paid during the calendar year in respect to which taxes are being determined (including Benefit District Assessments) and (iv) the expense (including attorney fees) of contesting the amount or validity of any such taxes, charges or assessments, such expense to be applicable to the period of the item contested. Landlord shall have no obligation to contest, object or litigate the levying or imposition of any Taxes and may settle, compromise, consent to, waive or otherwise determine in its discretion any Taxes without consent or approval of Tenant.

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         Operating Expenses: Those expenses incurred or paid on behalf of the
Landlord in respect to the operation, maintenance, repair and management of the Property which, include, but are not limited to property insurance premiums, replacement and or repair of HVAC equipment, electrical repairs and supplies, plumbing repairs and supplies, building equipment maintenance and repairs, landscaping maintenance, maintenance and repairs to walks and parking areas (including sealcoating and asphalt overlay), electricity, gas, sewer, water, and any other utilities furnished to the Premises and the common areas, five (5) days per week janitorial service for the Premises and common areas, janitorial supplies, management services, roof repairs, elevator maintenance, interior common area and exterior painting, trash removal, maintenance and replacement of floor coverings in common areas, pest control, lamp replacement in the common areas and the Premises, window washing, and any other property maintenance and operation expenses which may be required from time to time in maintaining the Property in a prudent manner, and the cost, as reasonably amortized by the Landlord, with interest at the rate of 10% per annum on the unamortized amount, of any capital improvement made after completion of initial construction of the Building which reduces other Operating Expenses, but in an amount not to exceed such reduction for the relevant year. If Landlord makes any capital improvement during the term of this lease in order to comply with safety or any other requirements of any federal, state or local law or government regulation, then the Tenant's Share of the reasonable annual amortization of the cost of such improvement, with interest at the highest rate permitted by applicable law, shall be deemed an Operating Expense in each of the calendar years during which such amortization occurs, and the Tenant shall be responsible for Tenant's Share of any such charges. Operating Expenses shall not include franchise or income taxes imposed on the Landlord, except to the extent hereinbefore provided, nor the cost to the Landlord of any work or service performed in any instance for any tenant (including the Tenant) at the cost of such tenant.

         (c) In order to provide for current payments on account of increases in the Taxes and Operating Expenses in excess of 2001 base year Taxes and Operating Expenses (said sum being defined as the "Fixed Amount") the Tenant agrees at Landlord's request, to pay, as additional rent, Tenant's Share due for each calendar year after the base year, as estimated by Landlord from time to time, in twelve (12) monthly installments, during the calendar year, each in an amount equal to 1/12th of Tenant's Share so estimated by Landlord. The monthly estimated payments shall commence and any adjustment amount for the estimated payments in the current calendar year shall be due or credited, if applicable, on the first day of the month following the month in which Landlord notifies Tenant of the amount of such estimated Tenant's Share. If, as finally determined, Tenant's Share shall be greater than or be less than the aggregate of all installments so paid on account to the Landlord for such calendar year, then Tenant shall pay to Landlord the amount of such underpayment, or the Landlord shall credit Tenant for the amount of such overpayment to Tenant's future payments of Taxes and Operating Expenses, as the case may be. It is the intention hereunder to estimate the amount of Taxes and Operating Expenses for each calendar year and then to adjust such estimate in the following year based on actual Taxes and Operating Expenses incurred and/or paid by Landlord. The obligation of the Tenant with respect to the payment of Rent shall survive the termination of this Lease. Any payment, refund, or credit made pursuant to this paragraph (c) shall be made without prejudice to any right of the Tenant to dispute, or of the Landlord to correct, any item(s) as billed pursuant to the provisions hereof.

         (d) Upon receipt of the Landlord's statement, Tenant does hereby covenant and agree promptly to pay the increases in Rent pursuant to Paragraph
(c) of this Section as and when the same shall become due and payable, without further demand therefor, and without any set-off or deduction whatsoever. Failure to give such statement shall not constitute a waiver by Landlord of its right to require an increase in Rent nor shall such failure deprive Tenant of a decrease in Rent, as the case may be.

         (e) Within thirty (30) days after receipt of such statement, Tenant or its authorized employee shall have the right to inspect the books of Landlord during the business hours of Landlord at Landlord's office in the Building or, at Landlord's option, at such other location that Landlord may specific, for the purpose of verifying information in such statement. Unless Tenant asserts specific error(s) within thirty (30) days after delivery of such statement, the statement shall be deemed to be correct.

         (f) No decrease in Taxes and/or Operating Expenses shall reduce Tenant's Rent below the annual Base Rent set forth in Paragraph (a) of this Section.


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         (g) All costs and expenses which Tenant assumes or agrees to pay to
Landlord pursuant to this lease shall be deemed additional rent and, in the event of non-payment thereof, Landlord shall have all the rights and remedies herein provided for in case of non-payment of Rent.

2.  SERVICES

         The Landlord shall provide, at Landlord's expense, except as otherwise provided, the following services:

         (a) Air conditioning and heat for normal general office purposes only, to provide in Landlord's judgment comfortable occupancy Monday through Friday from 7:00 a.m. to 7:00 p.m., and Saturday from 8:00 a.m. to 1:00 p.m., Sundays and holidays excepted. Tenant agrees not to use any apparatus or device, in or upon or about the Premises which in any way may increase the amount of such services usually furnished or supplied to said Premises, and Tenant further agrees not to connect any apparatus or device with the conduits or pipes, or other means by which such services are supplied, for the purpose of using additional or unusual amounts of such services, without written consent of Landlord. Should Tenant use such services under this provision to excess or requests the use of these services at other than operating hours listed above, Landlord reserves the right to charge for such services. The charge shall be payable as additional rent. Should Tenant refuse to make payment upon demand of Landlord of such charges, such refusal shall constitute a breach of the obligation to pay rent under this lease and shall entitle Landlord to the rights hereinafter granted for such breach. Tenant will install a separate electric sub-meter for the demised space which shall cover all consumption of electricity on the demised premises. Tenant will pay for electricity usage based on the monthly sub-meter readings at the then current rates as invoiced. Tenant is hereby authorized to augment existing electrical, air conditioning and fire suppression systems as set forth in paragraph 11.(o). All future changes must be presented to Landlord in writing prior to any changes made.

         (b) Electric power for lighting and operation of office machines, air conditioning and heating as may be required for comfortable occupancy of the Premises between Monday and Friday from 7:00 am. to 7:00 p.m. and Saturdays from 8:00 a.m. to 1:00 p.m., Sundays and holidays excepted. Electric power furnished by the Landlord is intended to be that consumed in normal office use for lighting, heating, ventilating, air conditioning and small office machines. Landlord shall read the tenants sub-meter monthly, and invoice the tenant for the electricity used at the then prevailing electric utility rates. If the Tenant refuses to pay upon demand of Landlord such charges, such refusal shall constitute a breach of the obligation to pay Rent under this lease and shall entitle Landlord to the rights hereinafter granted for each breach.

         (c) Water for drinking, lavatory and toilet purposes from the regular Building supply (at the prevailing temperature) through fixtures installed by Landlord, (or by Tenant with Landlord's written consent).

         (d) Public restroom supplies, public area lamp replacement, window washing with reasonable frequency, and janitor services to the Premises during the times and in the manner that such janitor services are customarily furnished (not more than 5 times per week) in general office buildings in the area.

         (e) A total of 0 parking stalls will be provided subject to availability, in the parking garage adjacent to the Building on an assigned basis at market price.

         (f) Landlord agrees to maintain the exterior and interior of the Premises to include lawn and shrub care, if applicable, snow removal, maintenance of the structure, roof, mechanical and electrical equipment, interior finishes, and so on, excluding only those items specifically excepted elsewhere in this lease and special interior improvements unique to Tenants Premises.

         (g) Landlord may close the Building at 7:00 p.m. Monday through Friday, 1:00 p.m. on Saturday and all day Sunday and holidays, or at such other hours as Landlord may from time to time reasonably determine; after which hour admittance may be gained only under such regulations as may from time to time be prescribed by Landlord. Notwithstanding the above, tenant and its customers shall have access to their space 24x7x365.


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         (h) All building standard lamp replacement within the Tenant's demised areas shall be replaced by the Landlord.

         Should Tenant require any additional work or service, including but not limited to the work or service described above, including service furnished outside the stipulated hours, Landlord may, on terms to be agreed, upon reasonable advance notice by Tenant, furnish such additional service and Tenant agrees to pay the Landlord such charges as may be agreed on, but in no event at a charge less than Landlord's actual cost plus overhead for the work or services provided, it being agreed that the cost to the Landlord of such additional services shall be excluded from Operating Expense.

         It is understood that Landlord does not warrant that any of the services referred to above, or any other services which Landlord may supply, will be free from interruption. Tenant acknowledges that any one or more such services may be suspended by reason of accident or of repairs, alterations or improvements to be made, or by strikes or lockouts, or by reason of operation of law, or causes beyond the reasonable control of Landlord. Any such interruption or discontinuance of service shall never be deemed an eviction or disturbance of Tenant's use and possession of the Premises, or any part thereof, or render Landlord liable to Tenant for damages by abatement of rent or otherwise, or relieve Tenant from performance of Tenant's obligations under this lease.

3. QUIET ENJOYMENT

         So long as the Tenant shall observe and perform the covenants and agreements binding on it hereunder, the Tenant shall at all times during the term herein granted peacefully and quietly have and enjoy possession of the Premises without any encumbrances or hindrance by, from or through the Landlord.

4. CERTAIN RIGHTS RESERVED TO THE LANDLORD

         The Landlord reserves the following rights:

         (a) To name the Building and to change the name or street address of the Building.

         (b) To install and maintain a sign or signs on the exterior or interior of the Building.

         (c) To designate all sources furnishing sign painting and lettering, drinking water, towels, toilet supplies, shoe shining, vending machines, mobile vending service, catering, and like services used on the Premises or in the Building.

         (d) During the last ninety (90) days of the term, if during or prior to that time the Tenant vacates the Premises, to decorate, remodel, repair, alter or otherwise prepare the Premises for reoccupancy, without affecting Tenant's obligation to pay rental for the Premises.

         (e) To have pass keys to the Premises and the right of entry by Landlord, Landlord's mortgagees, its agents or designees.

         (f) On reasonable prior notice to the Tenant, to exhibit the Premises to prospective tenants during the last twelve (12) months of the term, and to any prospective purchaser, mortgagee, or assignee of any mortgage on the Property and to others having a legitimate interest at any time during the term.

         (g) At any time in the event of an emergency, and otherwise at reasonable times, to take any and all measures, including inspections, repairs, alterations, additions and improvements to the Premises or to the Building, as may be necessary or desirable for the safety, protection or preservation of the Premises or the Building or the Landlord's interests, or as may be necessary or desirable in the operation or improvement of the Building or in order to comply with all laws, orders and requirements of governmental or other authority.

         (h) To install vending machines of all kinds in the Premises, and to provide mobile vending service therefor, and to receive all of the revenue derived therefrom, provided, however, that no vending machines shall be installed in the Premises without Tenant's prior written consent.

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5. ESTOPPEL CERTIFICATE BY TENANT

         Upon request, but no more than twice per calendar year, Tenant shall deliver to Landlord, within ten (10) days after receipt of said request, a duly executed estoppel certificate as may be required by Landlord attesting to such facts regarding this lease as Landlord may reasonably require, including without limitation, that (i) this lease is in full force and effect, binding and enforceable in accordance with its terms and unmodified; (ii) no default exists on the part of Landlord or Tenant under this Lease; (iii) there are no events which, with the passage of time or the giving of notice or both, would create a default under this Lease; (iv) no rent in excess of one month's rent has been collected in advance under this Lease; (v) Tenant has received no notice of any other sale, assignment, transfer, mortgage or pledge of this Lease or the rents due hereunder; (vi) Tenant has no defense, setoff or counterclaim against Landlord; (vii) this lease has not been modified, supplemented or amended;
(viii) that Tenant is in possession of the Premises; (ix) the amount of Rent and the dates through which Rent has been paid; and (x) the amount of any Security Deposit held by Landlord. Failure to deliver the certificate within ten (10) days after request by Landlord shall be conclusive upon Tenant for the benefit of Landlord and any successor to Landlord that this Lease is in full force and effect and has not been modified, supplemented, or amended, except as may be represented by the party requesting the certificate. If Tenant fails to deliver the certificate within ten (10) days after requested by Landlord, then by such failure Tenant shall irrevocably constitute and appoint Landlord as its attorney-in-fact to execute and deliver the certificate to any third party.

6. WAIVER OF CERTAIN CLAIMS

         The Tenant, to the extent permitted by law, waives all claims it may have against the Landlord, and against the Landlord's agents and employees for any and all damages sustained by the Tenant or by any occupant of the Premises, or by any other person, resulting from any part of the Property or any equipment or appurtenances becoming out of repair, or resulting from any accident in or about the Property or resulting directly or indirectly from any act or neglect of any tenant or occupant of any part of the Property or of any other person, unless such damage is a result of the gross negligence or willful misconduct of Landlord, or Landlord's agents or employees. If any damage results from any act or neglect of the Tenant, the Landlord may, at the Landlord's option, repair such damage and the Tenant shall thereupon pay to the Landlord the total cost of such repair. All personal property belonging to the Tenant or any occupant of the Premises that is in or on any part of the Property shall be there at the risk of the Tenant or of such other person only, and the Landlord, its agents, and employees shall not be liable for any damage thereto or for the theft or misappropriation thereof. The Tenant agrees to defend, hold the Landlord harmless and indemnified against any and all claims, liability, losses, damages, causes of action, expenses, costs suffered or claimed by any person occurring in or about the Property, due to any conduct, act of negligence or default under this lease by the Tenant, its contractors, agents or employees.

         To the extent that the Tenant carries hazard insurance on any of its property in the Premises and to the extent that the Landlord carries hazard insurance on the Property, each policy of insurance shall contain, if obtainable from the insurer selected by the Tenant or the Landlord, as the case may be, without additional expense, a provision waiving subrogation against the other party to this lease. Each of the parties hereto hereby releases the other with respect to any liability which the other may have for any damage by fire or other casualty with respect to which the party against whom such release is claimed shall be insured under a policy of policies of insurance containing such provision waiving subrogation.

7. INSURANCE

         Tenant shall, at its expense, obtain and maintain during the term and any extended term of this Lease, comprehensive general liability insurance, contractual liability insurance and property damage insurance under policies issued by insurers of recognized responsibility, with limits of not less that $1,000,000 for personal injury, bodily injury, death, or for damage or injury to or destruction of property (including the loss of use thereof) for any one occurrence. Tenant's

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policies shall name Landlord, its agents, servants and employees as additional insureds. At the option of the Landlord, the originals of all policies of insurance shall be held by Landlord. Landlord shall be notified by Tenant or Tenant's insurance carrier at least thirty (30) days in advance of cancellation of liability coverage.

8.  HOLDING OVER

         If the Tenant retains possession of the Premises or any part thereof after the termination of the term, the Tenant shall pay the Landlord Rent at double the monthly rate specified in Section I for the time the Tenant thus remains in possession and, in addition thereto, shall pay the Landlord for all damages, consequential as well as direct, sustained by reason of the Tenant's retention of possession. The provisions of this Section do not exclude the Landlord's rights of re-entry or any other right hereunder.

9. ASSIGNMENT AND SUBLETTING

         It is understood that the nature of the Tenant's business is colocation services. The Tenant is allowed to locate their customers within the demised space.

         Tenant shall not, without Landlord's prior written consent, which consent may be withheld in the sole and absolute discretion of Landlord, (a) convey, mortgage, pledge, or encumber (whether voluntarily or otherwise) this lease or any interest under it; (b) allow any transfer or lien upon the Tenant's interest by operation of law; (c) or sublet the Premises or any part thereof.

         Tenant agrees to pay to Landlord, on demand, reasonable costs incurred by Landlord in connection with any request by Tenant for Landlord to consent to any assignment or subletting by Tenant.

         If this lease be assigned or if the Premises or any part thereof be sublet or occupied by anybody other than Tenant, Landlord may, after default by Tenant, collect rent from the assignee, subtenant or occupant, and apply the net amount collected to the Rent herein reserved, but no such assignment, subletting, occupancy or collection shall be deemed a waiver of any Tenant's covenants contained in this lease or the acceptance of the assignee, subtenant or occupant as Tenant, or a release of Tenant from further performance by Tenant of covenants on the part of Tenant herein contained.

         Notwithstanding anything contained herein to the contrary, in the event that at any time during the term of this lease Tenant desires to sublet all or part of the Premises, Tenant shall notify the Landlord in writing (hereinafter referred to as "Sublet Notice") of the terms of the proposed subletting and the area so proposed to be sublet and shall give the Landlord the option to sublet from Tenant such space (hereinafter referred to as "sublet space") at the same rent and additional rent as Tenant is required to pay to Landlord under this lease for the same space or, at Landlord's option, to terminate the lease with respect to the sublet space. If the sublet space does not constitute the entire Premises and Landlord exercises its option to terminate this lease with respect to the sublet space, then as to that portion of the Premises which is not part of the sublet space, this lease shall remain in full force and effect except that the Rent shall be reduced by a fraction, the numerator of which shall be the usable square feet of the sublet space and the denominator of which shall be the usable square feet of the Premises. The option to sublet, or to terminate the lease, shall be exercisable by Landlord in writing for a period of forty-five (45) days after receipt of the Sublet Notice.

         In the event Landlord exercises its option to sublease the sublet space, the term of the subletting from the Tenant to the Landlord for the sublet space shall be the term set forth in the Sublet Notice and shall be on such other terms and conditions as are contained in this lease to the extent applicable.

         In the event Landlord does not exercise either of its options specified above and Tenant completes a sublease with a third party, the subtenant shall be subject to and comply with the requirements of this Section.

         Tenant agrees to reimburse Landlord for Landlord's reasonable attorneys' and administrative fees incurred in conjunction with the processing of any documentation for each

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proposed transfer, whether or not the transfer is consummated, which in any event shall not be less than Five Hundred Dollars ($500.00) per transfer. Landlord's consent or approval to any transfer shall not be construed as a waiver of the requirement that Landlord's consent or approval be obtained to all subsequent transfers.

         Notwithstanding anything contained herein to the contrary, Tenant may assign this lease in the event that they are acquired by, or merge with another company, so long as the acquiring entity is at least as financially viable as the tenant. Tenant shall notify Landlord in advance of an assignment and execute such assignment documents as may be necessary.

10. CONDITION OF PREMISES

         Tenant's taking possession of the Premises shall be conclusive evidence as against the Tenant that the Premises were in good order and satisfactory condition when the Tenant took possession, except as to latent defects. No promise of the Landlord to alter, remodel, repair or improve the Premises or the Building and no representation respecting the condition of the Premises or the Building have been made by Landlord to Tenant, other than as may be contained herein or in a separate Work Letter Agreement signed by Landlord and Tenant. At the termination of this lease, the Tenant shall return the Premises broom-clean and in as good condition as when the Tenant took possession, ordinary wear and loss by fire or other casualty excepted, failing which the Landlord may restore the Premises to such condition and the Tenant shall pay the cost thereof on demand.

11. USE OF PREMISES

         The Tenant agrees to comply with the following rules and regulations and with such reasonable modifications thereof and additions thereto as the Landlord may hereafter from time to time make for the Building. The Landlord shall not be responsible for the non-observance by any other tenant of any said rules and regulations:

         (a) The Tenant shall not exhibit, sell or offer for sale on the Premises or in the Building any article or thing except those articles and things essentially connected with the stated use of the Premises by the Tenant without the advance consent of the Landlord.

         (b) The Tenant will not make or permit to be made any use of the Premises or any part thereof which would violate any of the covenants, agreements, terms, provisions and conditions of this lease or which directly or indirectly is forbidden by public law, ordinance or governmental regulation or which may be dangerous to life, limb, or property, or which may invalidate or increase the premium cost of any policy of insurance carried on the Building or covering its operation, or which will suffer or permit the Premises or any part thereof to be used in any manner or anything to be brought into or kept therein which, in the judgment of Landlord, shall in any way impair or tend to impair the character, reputation or appearance of the Property as a high quality office building, or which will impair or interfere with any of the services performed by Landlord for the Property.

         (c) The Tenant shall not display, inscribe, print, paint, maintain or affix on any place in or about the Building any sign, notice, legend, direction, figure or advertisement, except on the doors of the Premises and on the Directory Board, and then only such name(s) and matter, and in such color, size, style, place and materials, as shall first have been approved by the Landlord.

         (d) The Tenant shall not advertise the business, profession or activities of the Tenant conducted in the Building in any manner which violates the letter or spirit of any code of ethics adopted by any recognized association or organization pertaining to such business, profession or activities, and shall not use the name of the Building for any purposes other than that of the business address of the Tenant, and shall never use any picture or likeness of the Building in any circulars, notices, advertisements or correspondence without the Landlord's consent.

         (e) Tenant has permission to install card/keycode access/security system at Tenants expense. Landlord will be provided with card/code/security code to be used in emergency situation only. No additional locks or similar devices shall be attached to any door or window without Landlord's prior written consent. No keys for any door other than those provided by the Landlord shall be made. If more than two keys for one lock are desired, the Landlord will provide

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the same upon payment by the Tenant. All keys must be returned to the Landlord at the expiration or termination of this lease.

         (f) The Tenant shall not make any alterations, improvements or additions to the Premises other than those set forth in paragraph 11.(o) including, but not limited to, wall coverings, floor coverings and special lighting installations, without the Landlord's advance written consent in each and every instance. In the event Tenant desires to make any future alterations, improvements or additions, Tenant shall first submit to Landlord plans and specifications therefor and obtain Landlord's written approval thereof prior to commencing any such work.

         (g) All persons entering or leaving the Building after hours on Monday through Friday or at any time on Saturdays, Sundays or holidays, may be required to do so under such regulations as the Landlord may impose. The Landlord may exclude or expel any peddler.

         (h) The Tenant shall not overload any floor. The Landlord may direct the time and manner of delivery, routing and removal, and the location of safes and other heavy articles.

         (i) Unless the Landlord gives advance written consent, the Tenant shall not install or operate any steam or internal combustion engine, boiler, machinery, refrigerating or heating device in or about the Premises, or carry on any mechanical business therein, or use the Premises for housing accommodations or lodging or sleeping purposes, or do any cooking therein, or use any illumination other than electric light, or use or permit to be brought into the Building any flammable fluids such as gasoline, kerosene, naphtha, and benzine, or any explosives, radioactive materials or other articles deemed extra hazardous to life, limb or property except in a manner which would not violate any laws, rules, regulations and ordinances existing or hereinafter enacted by any governmental authority having jurisdiction over the Building, the Premises, Landlord or Tenant, applicable to Tenant and Tenant's use of the Building and Premises. The Tenant shall not use the Premises for any illegal or immoral purpose.

         (j) The Tenant shall cooperate fully with the Landlord to assure the effective operation of the Building's air conditioning system, including the closing of venetian blinds and drapes, and if windows are operable to keep them closed when the air conditioning system is in use.

         (k) The Tenant shall not contract for any work or service which might involve the employment of labor incompatible with the Building employees or employees of contractors doing work or performing services by or on behalf of the Landlord.

         (l) The sidewalks, halls, passages, exits, entrances, elevators and stairways shall not be obstructed by the Tenant or used for any purpose other than for ingress to and egress from its Premises. Landlord shall retain the right to control and prevent access thereto by all persons whose presence, in the judgment of the Landlord, shall be prejudicial to the safety, character, reputation and interests of the Building and its tenants, provided that nothing herein contained shall be construed to prevent such access to the persons with whom the Tenant normally deals in the ordinary course of Tenant's business unless such persons are engaged in illegal activities. No tenant and no employees or invitees of any tenant shall go upon the roof or in the mechanical rooms of the Building without the Landlords permission.

         (m) Tenant shall not use, keep or permit to be used or kept any foul or noxious gas or substance in the Premises, or permit or suffer the Premises to be occupied or used in a manner offensive or objectionable to the Landlord or other occupants of the building by reason of noise, odors and/or vibrations, or interfere in any way with other tenants or those having business therein, nor shall any animals or birds be brought in or kept in or about the Premises or the Building.

         (n) Tenant shall see that the doors, and windows, if operable, of the Premises are closed and securely locked before leaving the Building and must observe strict care and caution that all water faucets or water apparatus are entirely shut off before Tenant or Tenant's employees leave the Building, and that all electricity shall likewise be carefully shut off so as to prevent waste or damage, and for any default or carelessness Tenant shall make good all injuries or losses sustained by other tenants or occupants of the Building or Landlord.

         (o) It is understood that the Tenant will use the premises for the colocation and operation of customers telecommunications and internet related equipment. Tenant is hereby authorized to add supplemental air conditioning equipment/systems, additional electrical switchgear/systems consisting of a 400 amp 277/480 volt electrical feed from the building main electrical service into the Tenants suite, double detection pre-action fire suppression system fed from the existing building system, standby generator and Automatic Transfer Switch in mutually agreed upon location, DC power plant equipment/system and batteries along with racks, cabinets, cages, and cabling, all as necessary for the operation of their business. All work shall be done at Tenants expense and performed by only licensed contractors under such permits required for the work. All work proposed by Tenant shall first be determined to not reduce the capacity of the base building electrical and fire suppression systems to an extent that would prevent the Landlord from providing service to any portion of the building. Any modification or upgrade necessary to the base building systems as a result of Tenant's proposed work shall be a Tenant's sole cost. In all cases, Tenant shall retain all ownership rights to the above equipment/systems. Tenant shall, at its option, either leave all equipment in place at the end of the lease or remove it and restore the premises at Tenant's expense.

         In addition to all other liabilities for breach of any covenant of this Section, the Tenant shall pay to the Landlord an amount equal to any increase in insurance premiums payable by the Landlord or any other tenant in the Building, caused by such breach.

12. REPAIRS

         Tenant shall give to Landlord prompt written notice of any damage to, or defective condition in any part or appurtenance of the Building's plumbing, electrical, heating, air conditioning or other systems serving, located in, or passing through the Premises. Subject to the provisions of Section 13, the Tenant shall, at the Tenant's own expense, keep the Premises in good order, condition and repair during the term of this lease, except that the Landlord, at the Landlord's expense (unless damage thereto is caused by the fault or negligence of the Tenant, its contractors, agents, employees in which case, the same shall be maintained or repaired by Tenant, at Tenant's expense and if Tenant fails to make such repairs promptly, Landlord, at its option, may make such repairs and Tenant shall pay Landlord on demand Landlord's actual costs of making such repairs plus a fee of ten percent (10%) to cover Landlord's overhead) shall keep in repair the elevators, heating and air conditioning equipment, outside walls, including windows, roof, electrical lines, standard building lighting and light bulbs, switches, receptacles, plumbing fixtures, blinds, door hardware and ceilings located in or for the Building and Premises; provided, however that Tenant shall be responsible for the maintenance and repair of all improvements and equipment installed by Tenant including those items set forth m paragraph 11.(o). Landlord's cost of maintenance and repair is subject to the provisions of Section 1. The Tenant at the Tenant's expense, shall comply with all laws and ordinances, and all rules and regulations of all governmental authorities and of all insurance bodies at any time in force, applicable to the Premises or to the Tenant's use thereof, except that the Tenant shall not hereby be under any obligation to comply with any law, ordinance, rule or regulation requiring any structural alteration of or in connection with the Premises, unless such alteration is required by reason of a condition which has been created by, or at the instance of, the Tenant, or is required by reason or a breach of any of the Tenant's covenants and agreements hereunder. Landlord shall not be liable to Tenant for any damage or inconvenience and Tenant shall not be entitled to any abatement or reduction of Rent by reason of any repairs, alterations or additions made by Landlord.

13. UNTENANTABILITY

         If the Premises are made untenantable in whole or in part by fire or other casualty the Rent, until repairs shall be made or the lease terminated as hereinafter provided, shall be apportioned on a per diem basis according to the part of the Premises which is usable by the Tenant, if, but only if, such fire or other casualty be not caused by the fault or negligence of the Tenant, its contractors, agents, or employees. If such damage shall be so extensive that the Premises cannot be restored to the same or better quality condition than the condition prior to the fire or other casualty by the Landlord within a period of three (3) months, either party shall have the right to cancel this lease by notice to the other given at any time within thirty (30) days after the date of such damage; except that if such fire or casualty resulted from the Tenant's fault or negligence the Tenant shall have no right to cancel. If a portion of the Building other than the Premises shall be so damaged that in the opinion of the Landlord the Building should be restored in such a way as to alter the Building or Premises materially, the Landlord may cancel this lease by notice to the Tenant given at any time within thirty (30) days after the date of such damage. In the event of giving effective notice pursuant to this Section, this Lease and the term and the estate hereby granted shall expire on the date fifteen (15) days after the giving of such notice as fully and completely as if such date were the date hereinbefore set for the expiration of the term of this lease. If this lease is not terminated, the Landlord will promptly repair the damage at the Landlord's expense. Landlord shall not be obligated to repair, restore or replace any fixture improvement, alteration, furniture, personal property, decorations or other property owned installed or made by Tenant, all of which shall be repaired restored or replaced by Tenant.

14. EMINENT DOMAIN

         (a) In the event that title to the whole or any part of the Premises shall be lawfully condemned or taken in any manner for any public or quasi-public use or purpose, this lease and the term and estate hereby granted shall forthwith cease and terminate as of the date of vesting of title and the Landlord shall be entitled to receive the entire award, the Tenant hereby assigning to the Landlord the Tenant's interest therein, if any.

         (b) In the event that title to a part of the Building other than the Premises shall be so condemned or taken and if in the opinion of the Landlord, the Building should be restored in such a way as to alter the Building or the Premises materially, the Landlord may terminate this lease and the term and estate hereby granted by notifying the Tenant of such termination within sixty
(60) days following the date of vesting of title, and this lease and the term and estate hereby granted shall expire on the date specified in the notice of termination, not less than sixty (60) days after the giving of such notice, as fully and completely as if such date hereinbefore set for the expiration of the term of this lease, and the Rent hereunder shall be apportioned as of such date. Landlord shall be entitled to receive the entire award.

15. LANDLORD'S REMEDIES

         All rights and remedies of the Landlord herein enumerated shall be cumulative, and none shall exclude any other right or remedy allowed by law. In addition to the other remedies in this lease provided, the Landlord shall be entitled to the restraint by injunction of the violation or attempted violation of any of the covenants, agreements or conditions of this lease.

         (a) If the Tenant shall (i) apply for or consent to the appointment of a receiver, trustee or liquidator of the Tenant or of all or a substantial part of its assets, (ii) file a voluntary petition in bankruptcy or admit in writing its inability to pay its debts as they come due, (iii) make a general assignment for the benefit of creditors, (iv) file a petition or an answer seeking reorganization or arrangement with creditors or to take advantage of any insolvency law, or (v) file an answer admitting the material allegations of a petition filed against the Tenant in any bankruptcy, reorganization or insolvency proceeding, or if an order, judgment or decree shall be entered by any court of competent jurisdiction adjudicating the Tenant a bankrupt or insolvent or approving a petition seeking reorganization of the Tenant or appointing a receiver, trustee or liquidator of the Tenant or of all or a substantial part of its assets, then, in any such events, the Landlord may give to the Tenant a notice of intention to end the term of this lease specifying a day not earlier than ten (10) days thereafter, and upon the giving of such notice the term of this lease and all right, title and interest of the Tenant hereunder shall expire as fully and completely on the day so specified as if that day were the date herein specifically fixed for the expiration of the term.

         (b) If the Tenant defaults in the payment of Rent or Additional Rent and such default continues for ten (10) days after written notice or defaults in the prompt and full performance of any other provision of this lease and such default continues for ten (10) days after written notice, or if the leasehold interest of the Tenant be levied upon under execution or be attached by process of law, or if the Tenant abandons the Premises, then and in any such event the Landlord may, at its election, either terminate the lease or retake possession of the Premises, without terminating this lease, and endeavor to relet the Premises. Nothing herein shall be construed so as to relieve the Tenant of any obligation, including the payment of Rent and Additional Rent as provided in this lease. Landlord recognizes Tenant will only occupy space with equipment. This is not considered abandonment.

         (c) Upon any termination of this lease, the Tenant shall surrender possession and vacate the Premises immediately, and deliver possession thereof to the Landlord. Should the Tenant refuse to peaceably surrender and vacate the premises, an action of forcible entry and detainer will be sought in order to provide possession to the Landlord without relinquishing the Landlord's right to Rent, Additional Rent, or any other right given to the Landlord hereunder or by operation of law.

         (d) If the Tenant abandons the Premises or the Landlord otherwise becomes entitled so to elect, and the Landlord elects, without terminating the lease, to endeavor to relet the Premises, the Landlord may, at the Landlord's option enter into the Premises, remove the Tenant's signs and other evidence of tenancy, and take and hold possession thereof as in Paragraph (c) of this Section provided, without such entry and possession terminating the lease or releasing the Tenant, in whole or in part, from the Tenant's obligation to pay Rent and Additional Rent hereunder for the full term as hereinafter provided. Upon and after entry into possession without termination of the lease, the Landlord may relet the Premises or any part thereof for the account of the Tenant to any person, firm or corporation other than the Tenant for such rent, for such time and upon such terms as the Landlord shall determine, to be reasonable. In any such case, the Landlord may make repairs, alterations and additions in or to the Premises, and redecorate the same to the extent deemed by the Landlord necessary or desirable, and the Tenant shall, upon demand, pay the cost thereof, together with the Landlord's expenses of the reletting. If the consideration collected by the Landlord upon any such reletting for the Tenant's account is not sufficient to pay monthly the full amount of the Rent reserved in this lease, together with the cost of repairs, alterations, additions, redecorating and the Landlord's expenses, the Tenant shall pay to the Landlord the amount of each monthly deficiency upon demand.

         (e) If the Landlord elects to terminate this lease in any of the contingencies specified in this Section, it being understood that the Landlord may elect to terminate this lease after and notwithstanding its election to terminate the Tenant's right to possession as in Paragraph (d) of this Section provided, the Landlord shall forthwith upon such termination be entitled to recover as damages, and not as penalty, an amount equal to the then present value of the Rent and Additional Rent provided in this lease for the residue of the stated term hereof, less the present value of the fair rental value of the Premises for the residue of the stated term.

         (f) In the event Tenant defaults and Landlord has been granted possession of space, any and all property which may be removed from the Premises by the Landlord pursuant to the authority of the lease or of law, to which the Tenant is or may be entitled, may be handled, removed or stored by the Landlord at the risk, cost and expense of the Tenant, and the Landlord shall in no event be responsible for the value preservation or safe keeping thereof. The Tenant shall pay to the Landlord, upon demand, any and all expenses incurred in such removal and all storage charges against such property so long as the same shall be in the Landlord's possession or under the Landlord's control. Any such property of the Tenant not removed from the Premises or retaken from storage by the Tenant within thirty (30) days after the end of the term or of the Tenant's right to possession of the Premises, however terminated, shall be conclusively deemed to have been forever abandoned by the Tenant and either may be retained by Landlord as its property or may be disposed of in such manner as Landlord may see fit.

         (g) The Tenant agrees that if it shall at any time fail to make any payment or perform any other act on its part to be made or performed under this lease, the Landlord may, but shall not be obligated to, and after reasonable notice or demand and without waiving, or releasing the Tenant from, any obligation under this lease, make such payment or perform such other act to the extent the Landlord may deem desirable, and in connection therewith to pay expenses and employ counsel. All sums so paid by the Landlord and all expenses in connection therewith, together with interest thereon at the rate of l8% per annum from the date of payment, shall be deemed Additional Rent hereunder and payable at the time of any installment of Rent thereafter becoming due and the Landlord shall have the same rights and remedies for the nonpayment thereof, or of any other Additional Rent, as in the case of default in the payment of Rent.

16. SUBORDINATION AND ATTORNMENT

         The rights of the Tenant under this lease shall be and are subject and subordinate at all times to all ground leases and/or underlying leases, if any, now or hereafter in force against the Property, and to the lien of any mortgage or mortgages now or hereafter in force against such leases and/or the Property, and to all advances made or hereafter to be made upon the security thereof, and to all renewals, modifications, consolidations, replacements and extensions thereof. This Section is self-operative and no further instrument of subordination shall be required. In confirmation of such subordination Tenant shall promptly execute such further instruments as may be requested by the Landlord. The Tenant hereby irrevocably appoints the Landlord as attorney-in-fact for the Tenant with full power and authority to execute and deliver in the name of the Tenant any such instrument or instruments.

         Upon request of any person succeeding to the interest of Landlord as a result of the enforcement of any remedy provided for by law or pursuant to the terms of any mortgage or assignment of rents and leases given by Landlord as security to Landlord's mortgagee, Tenant shall automatically become the Tenant of such successor-in-interest, without change in the terms or other provisions of this Lease, however, such successor-in-interest shall not be (i) bound by any payment of rent for more than one (1) month in advance, except prepayments in the nature of security for the performance by Tenant of its obligations hereunder, (ii) bound by any amendment or modification hereof made without the written consent of Landlord's mortgagee or Landlord's successor-in-interest,
(iii) liable for any act or omission of any previous Landlord (including Landlord's mortgagee) (iv) subject to any offset, defense or counterclaim that Tenant might be entitled to assert against any previous landlord (including Landlord's mortgagee), or (v) liable for any deposit that Tenant may have given to any previous landlord (including Landlord's mortgagee) that has not, as such, been transferred to said successor-in-interest. Upon request of said successor-in-interest, Tenant shall execute and deliver an instrument or instruments confirming such attornment.

17. COMMENCEMENT OF POSSESSION

         If the Landlord shall be unable to give possession of the Premises on the date of the commencement of the term hereof because the Premises shall not be ready for occupancy, the Landlord shall not be subject to any liability for the failure to give possession on said date. Under such circumstances, unless the delay is the fault of the Tenant, the Rent shall not commence until the Premises are available for occupancy by the Tenant, and no such failure to give possession on the date of commencement of the term shall in any wise affect the validity of this lease or the obligations of the Tenant hereunder and shall not be construed in any wise to extend the term of this lease. If, at the Tenant's request, the Landlord shall make the Premises available to the Tenant prior to the date of commencement of the term for the purpose of decorating, furnishing and equipping the Premises, the use of the Premises for such work shall be subject to all terms and conditions of the Lease except Rent, as defined m Paragraph (b) of Section 1. If, with the consent of the Landlord, the Tenant shall enter into occupancy of the Premises to do business therein prior to the date of commencement of the term, all provisions of this lease shall apply and the Rent shall accrue and be payable at the first rate specified in Paragraph
(a) of Section 1 from the date of occupancy.

18. NOTICES AND CONSENTS

         All notices, demands, requests, consents or approvals which may or are required to be given by either party to the other shall be in writing and shall be deemed given when sent by United States Certified or Registered Mail, postage prepaid, (a) if for the Tenant, addressed to the Tenant at the Building, or at such other places as the Tenant may from time to time designate by notice to the Landlord, or (b) if for the Landlord, addressed to the office of the Landlord's Agent at Key Management, 125 N. Market Street, Wichita, Kansas 67202, Attention:
Alan Huffman, with copies to the Landlord at Research Boulevard Partnership, c/o Union Land & Management Company, Inc., 481 Carlisle Drive, Herndon, Virginia 20170, Attention: Daniel R. Baker, or at such other place as the Landlord may from time to time designate by notice to the Tenant. All consents and approvals provided for herein must be in writing to be valid. If the term Tenant as used in this lease refers to more than one person, any notice, consent, approval, request, bill, demand or statement, given as aforesaid to any one of such persons shall be deemed to have been duly given to Tenant.

19. SPRINKLERS

         If there now is or shall be installed in the Building a "sprinkler system", and such system or any of its appliances shall be damaged or injured or not in proper working order by reason of any act or omission of the Tenant, Tenant's agents, servants, employees, licensees or visitors, the conditions or representations, oral or written, express or implied, not herein contained. This lease may not be modified orally or in any manner other than by written agreement signed by the parties hereto.

         (i) In event of variation or discrepancy, the Landlord's original copy of the lease shall control.

         (j) This lease shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, personal representatives, successors and assigns, This provision shall not be deemed to grant Tenant any right to assign this lease or sublet the Premises or any part thereof other than as provided in this lease.

         (k) If because of any act or omission of Tenant, its employees, agents, contractors, or subcontractors, any mechanic's lien or other lien, charge or order for the payment of money shall be filed against Landlord, or against all or any portion of the Premises, or the Building of which the Premises are a part, Tenant shall, at its own cost and expense, cause the same to be discharged of record, within thirty (30) days after the filing thereof, and Tenant shall indemnify and save harmless Landlord against and from all costs, liabilities, suits, penalties, claims and demands, including reasonable attorneys' fees resulting therefrom.

         (l) It is understood and agreed that this lease shall not be binding until and unless all parties have signed it.

         (m) Landlord's liability for any breach under this Lease shall be limited to its right, title and interest in the Premises.

         This lease shall be construed and governed by the laws of the State of Kansas.

         Exhibits A, consisting of 1 pages are attached hereto and become part of this lease.

28. NOTICE OF DEFAULT TO MORTGAGEE AND ADDITIONAL TIME TO CURE

         In the event of any act or omission by Landlord which would give the Tenant the right to terminate this Lease or to claim a partial or total eviction, Tenant shall not exercise any such right (a) until it shall have given written notice, by Certified Mail, of such act or omission to the holder of any deed of trust or mortgage encumbering the Premises whose name and address shall have been furnished to Tenant in writing, at the last address so furnished, and
(b) until a reasonable period of time for remedying such act or omission shall have elapsed following the giving of such notice, Landlord or said holder shall, with reasonable diligence, have commenced and continued to remedy such act of omission or to cause the same to be remedied. For purposes of the immediately preceding sentence, Tenant acknowledges the holder of the Deed of Trust or Mortgage encumbering the Premises to whom written notice is to be given is as follows:

with copy to: Intrust Bank
              105 N. Main
              Wichita, KS 67202

29. AGENCY

     Unless indicated otherwise by an attached Addendum, Tenant and Landlord understand and acknowledge that all brokers involved in this transaction represent the Landlord, not the Tenant; that any information disclosed by the Tenant to any broker in this transaction has been and will be disclosed to the Landlord; and that this agency relationship was disclosed to the Tenant when the broker agreed to expose properties to the Tenant.

30. EXCULPATION

     The obligations of Landlord under this Lease do not constitute obligations of the general or limited partners of the Landlord, and Tenant shall look solely to the real estate that is the subject of this Lease and to no other assets of Landlord for the satisfaction of any liability in respect of this Lease and will not seek recourse against the general or limited partners of the partnership, which is Landlord herein, nor against any of their personal assets, for such satisfaction.


31. RENEWAL

         Provided, Tenant is not in default hereunder, Tenant shall have the right and option to extend the initial term of this lease for three (3) additional terms of four (4) years on the same terms and conditions of this lease except that the fixed rent as hereafter defined shall be renegotiated by Landlord and Tenant for the option period. Said option shall be exercised by Tenant's giving written notice upon Landlord of Tenant's intent to renew the Lease at least one hundred eighty (180) days prior to the expiration of its term. In the event Landlord and Tenant fail to agree upon the fixed rent within a one hundred twenty (120) day period after written notice such option of Tenant shall become null and void. However, for each option period, the fixed rent shall not exceed the lesser of the following: (a) a twenty percent (20%) increase in the fixed rent over the preceding term or option term; or (b) an increase in the fixed rent computed as follows: the adjust shall be equal to the increase in the "Consumer Price Index (CPI) all items" percentage as published by the U.S. Department of Labor, Bureau of Statistics. The time period shall include the period from the initial date of the preceding term or initial date of the date of exercising the option by Tenant. In the event the Bureau of Labor Statistics shall no longer publish such figures there shall be substituted the nearest available and practical index for achieving the same purpose. Additionally, in no event shall the fixed rent be less than the fixed rent during the preceding term increased by twelve percent (12%).

IN WITNESS WHEREOF, Landlord and Tenant have respectively signed and sealed this lease as of the day and year first above written.

         LANDLORD:         Research Boulevard Partnership
                           By its General Partner, Union Land & Management, Inc.


                           BY: /s/ Daniel R. Baker
                               ------------------------
                               Daniel R. Baker

                           Title: President
                                  -----------------





         TENANT            R.E. Stafford, Inc. d.b.a. Colo Solutions

                           BY: /s/ Ronald Stafford
                               ------------------------
Ronald Stafford
                           Title: CEO

                                  ADDENDUM # 1
                        ATTACHED TO LEASE DATED 01/22/01
                                 DATE: 04/10/01

                  LANDLORD:             340 Associates LLC
                                        120 Exchange Street
                                        Portland, Me 04101

                    TENANT:             COLO Solutions
                                        560 Hawksbill Island Drive
                                        Satellite Beach, FL 32937


         This Addendum #1 will be attached to a Lease Agreement between Landlord and Tenant dated 01/22/01.

         Whereas; Tenant has Agreed to Add l3Osq. ft. of Space in the Basement of the Leased Premises known as 340 Cumberland Ave. In addition, Tenant has agreed to enclose the space and provide cooling at the sole cost to Tenant.

1) Tenant and Landlord Agree all Terms and Conditions of Original Lease will remain in full force and effect, Except with the following changes:

                  Sec. 1, c) Premises: The premises shall be deemed to contain 4,215 sq. ft. of space on the first and basement floor of 340 Cumberland Avenue, Portland, Me.

                           This Agreement will be binding to both Landlord and
                  Tenant.


Seen and Agreed to:           Landlord: /s/ Louis C. Wood        Date  4/10/01
                                       -------------------------      ----------


                              Tenant:   /s/ Ronald Stafford      Date  4/23/01
                                       -------------------------      ----------